SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 24, 2003


	                   QUALITY DINING, INC.
---------------------------------------------------------
(Exact name of registrant as specified in its charter)


Indiana                    000-23420               35-1804902
---------------------------------------------------------------
(State or other          (Commission             (IRS Employer
jurisdiction of           File Number)       Identification No.)
incorporation)


                      4220 Edison Lakes Parkway
	                Mishawaka, Indiana      46545
          ----------------------------------------------------
          (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (574) 271-4600


	                       Not Applicable
------------------------------------------------------------
(Former name or former address, if changed since last report)





ITEM 12.	Results of Operations and Financial Condition


On December 24, 2003 the Registrant issued a press release that announced its fourth quarter results for fiscal 2003. On December 29, 2003 the Registrant issued a corrected press release that announced its fourth quarter results for fiscal 2003. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively and are furnished pursuant to Item 12.











SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: December 29, 2003

QUALITY DINING, INC.

/s/ John C. Firth
-----------------------------
John C. Firth
Executive Vice President and
General Counsel




Index of Exhibits


Exhibit No.               Description
-----------               -------------------------
99.1                      Press release issued December 24, 2003.
99.2                      Corrected press release issued December 29, 2003.


























Exhibit 99.1
------------------

FOR IMMEDIATE RELEASE

Contact: John C. Firth
         Executive Vice President and General Counsel
	   (574) 243-6616

QUALITY DINING REPORTS FOURTH QUARTER AND YEAR-END RESULTS

MISHAWAKA, Ind. (December 24, 2003) - Quality Dining, Inc. (NASDAQ/NM:QDIN) today announced total revenues of $54.1 million for the fourth quarter of fiscal 2003 versus $54.8 million during the same period in fiscal 2002.
The Company reported net income of $1,106,000, or $0.10 per share, for the fourth quarter of fiscal 2003 compared to a net income of $1,201,000, or $0.11 per share, for the same period in fiscal 2002.

For the fiscal year ended October 26, 2003, the Company reported total revenues of $227.1 million versus $248.2 million in fiscal 2002. For the fiscal year ended October 26, 2003, the Company reported a net income of $872,000, or $0.08 per share, compared to net income of $5,084,000, or $0.45 per share, for fiscal 2002.

Quality Dining owns the Grady's American Grill(r), Papa Vino's Italian Kitchen(tm) and Spageddies Italian Kitchen(r) concepts and operates Burger King(r) restaurants and Chili's Grill & Bar(r) restaurants as a franchisee. As of December 24, 2003, the Company operates 12 Grady's American Grill restaurants, 6 Papa Vino's Italian Kitchen restaurants, 3 Spageddies Italian Kitchen restaurants, 118 Burger King restaurants and 37 Chili's Grill & Bar restaurants.

This press release contains and incorporates forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Company's development plans and trends in the Company's operations and financial results. Forward-looking statements can be identified by the use of words such as "anticipates," "believes," "plans," "estimates," "expects," "intends," "may," and other similar expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that the Company will actually achieve the plans, intentions and expectations discussed in these forward-looking statements. Actual results may differ materially. Among the risks and uncertainties that could cause actual results to differ materially are the following: the availability and cost of suitable locations for new restaurants; the availability and cost of capital to the Company; the ability of the Company to develop and operate its restaurants; the ability of the Company to sustain sales and margins in the increasingly competitive environment; the hiring, training and retention of skilled corporate and restaurant management and other restaurant personnel; the integration and assimilation of acquired concepts; the overall success of the Company's franchisors; the ability to obtain the necessary government approvals and third-party consents; changes in governmental regulations, including increases in the minimum wage; the results of pending litigation; and weather and other acts of God. The Company undertakes no obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise. Quality Dining is not responsible for changes made to this document by wire services or Internet services.

                                      QUALITY DINING, INC.
                              CONSOLIDATED STATEMENTS OF OPERATIONS
                                         (Unaudited)
                           (In thousands, except per share amounts)

                                    Twelve Weeks Ended     Fifty-Two Weeks Ended
                                 October 26, October 27, October 26, October 27,
                                     2003       2002       2003        2002
Revenues:                          -------    -------    -------     -------
  Burger King                    $  27,739  $  28,330  $  14,983   $ 123,795
  Chili's Grill & Bar               19,550     17,984     80,710      75,760
  Italian Dining Division            3,889      4,238     17,560      17,052
  Grady's American Grill             2,878      4,238     13,892      31,607
                                   -------    -------    -------     -------
Total revenues                      54,056     54,790    227,145     248,214
                                   -------    -------    -------     -------
Operating expenses:
Restaurant operating expenses:
    Food and beverage               15,070     15,375     61,910      69,379
    Payroll and benefits            15,685     15,950     66,486      72,791
    Depreciation and amortization    2,304      2,408      9,977      10,117
    Other operating expenses        14,168     14,342     61,540      64,655
                                   -------    -------    -------     -------
Total restaurant operating expenses 47,227     48,075    199,913     216,942
                                   -------    -------    -------     -------
Income from restaurant operations    6,829      6,715     27,232      31,272
  General and administrative         3,186      3,842     15,961      18,638
  Amortization of intangibles           62        105        364         431
  Impairment of assets and
    facility closing costs             (34)       362      3,901         355
                                   -------    -------    -------     -------
Operating income                     3,615      2,406      7,006      11,848
                                   -------    -------    -------     -------
Other income (expense):
  Recovery of note receivable            -          -      3,459           -
  Interest expense                  (1,632)    (1,833)    (7,479)     (8,429)
  Gain (loss) on sale of property
    and equipment                       (8)       595        (53)      1,034
  Stock purchase expense                 -          -     (1,294)          -
  Other income (expense), net          159         (8)       992         655
                                   -------    -------    -------     -------
Total other income (expense), net   (1,481)    (1,246)    (4,375)     (6,740)
                                   -------    -------    -------     -------
Income before income taxes
  and discontinued operations        2,134      1,160      2,631       5,108
Income tax provision                 1,175        (11)     1,966       1,053
                                   -------    -------    -------     -------
Income from continuing operations      959      1,171        665       4,055
Income from discontinued
  operations                           147         30        207       1,029
                                   -------    -------    -------     -------
Net income                         $ 1,106    $ 1,201    $   872     $ 5,084
                                   =======    =======    =======     =======

Basic net income per share:
    Continuing operations             0.09       0.11       0.06        0.36
    Discontinued operations           0.01          -       0.02        0.09
                                   -------    -------    -------     -------
Basic net income per share         $  0.10    $  0.11    $  0.08     $  0.45
                                   =======    =======    =======     =======
Diluted net income per share:
    Continuing operations             0.09       0.11       0.06        0.36
    Discontinued operations           0.01          -       0.02        0.09
                                   -------    -------    -------     -------
Diluted net income per share       $  0.10    $  0.11    $  0.08     $  0.45
                                   =======    =======    =======     =======


Weighted average shares outstanding:
Basic                               11,311     11,311     11,311      11,248
                                   =======    =======    =======     =======
Diluted                             11,331     11,417     11,326      11,306
                                   =======    =======    =======     =======







Exhibit 99.2
------------------

Correction -- Quality Dining, Inc.
Monday December 29, 11:12 am ET

In the news release, Quality Dining Reports Fourth Quarter and Year-End Results, issued Wednesday, December 24 by Quality Dining, Inc.
(Nasdaq: QDIN), over PR Newswire, we are advised by the company that in table "QUALITY DINING, INC. - Unaudited Financial Highlights," under the third column, "52 Weeks Ended October 26, 2003," line item "Restaurant sales: Burger King," should read "$114,983" rather than "$14,983," as originally issued inadvertently. Complete, corrected release follows.

QUALITY DINING REPORTS FOURTH QUARTER AND YEAR-END RESULTS

MISHAWAKA, Ind. (December 24, 2003) - Quality Dining, Inc. (NASDAQ/NM:QDIN) today announced total revenues of $54.1 million for the fourth quarter of fiscal 2003 versus $54.8 million during the same period in fiscal 2002.
The Company reported net income of $1,106,000, or $0.10 per share, for the fourth quarter of fiscal 2003 compared to a net income of $1,201,000, or $0.11 per share, for the same period in fiscal 2002.

For the fiscal year ended October 26, 2003, the Company reported total revenues of $227.1 million versus $248.2 million in fiscal 2002. For the fiscal year ended October 26, 2003, the Company reported a net income of $872,000, or $0.08 per share, compared to net income of $5,084,000, or $0.45 per share, for fiscal 2002.

Quality Dining owns the Grady's American Grill(r), Papa Vino's Italian Kitchen(tm) and Spageddies Italian Kitchen(r) concepts and operates Burger King(r) restaurants and Chili's Grill & Bar(r) restaurants as a franchisee. As of December 24, 2003, the Company operates 12 Grady's American Grill restaurants, 6 Papa Vino's Italian Kitchen restaurants, 3 Spageddies Italian Kitchen restaurants, 118 Burger King restaurants and 37 Chili's Grill & Bar restaurants.

This press release contains and incorporates forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Company's development plans and trends in the Company's operations and financial results. Forward-looking statements can be identified by the use of words such as "anticipates," "believes," "plans," "estimates," "expects," "intends," "may," and other similar expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that the Company will actually achieve the plans, intentions and expectations discussed in these forward-looking statements. Actual results may differ materially. Among the risks and uncertainties that could cause actual results to differ materially are the following: the availability and cost of suitable locations for new restaurants; the availability and cost of capital to the Company; the ability of the Company to develop and operate its restaurants; the ability of the Company to sustain sales and margins in the increasingly competitive environment; the hiring, training and retention of skilled corporate and restaurant management and other restaurant personnel; the integration and assimilation of acquired concepts; the overall success of the Company's franchisors; the ability to obtain the necessary government approvals and third-party consents; changes in governmental regulations, including increases in the minimum wage; the results of pending litigation; and weather and other acts of God. The Company undertakes no obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise. Quality Dining is not responsible for changes made to this document by wire services or Internet services.

                                      QUALITY DINING, INC.
                              CONSOLIDATED STATEMENTS OF OPERATIONS
                                         (Unaudited)
                           (In thousands, except per share amounts)

                                    Twelve Weeks Ended     Fifty-Two Weeks Ended
                                 October 26, October 27, October 26, October 27,
                                     2003       2002       2003        2002
Revenues:                          -------    -------    -------     -------
  Burger King                    $  27,739  $  28,330  $ 114,983   $ 123,795
  Chili's Grill & Bar               19,550     17,984     80,710      75,760
  Italian Dining Division            3,889      4,238     17,560      17,052
  Grady's American Grill             2,878      4,238     13,892      31,607
                                   -------    -------    -------     -------
Total revenues                      54,056     54,790    227,145     248,214
                                   -------    -------    -------     -------
Operating expenses:
Restaurant operating expenses:
    Food and beverage               15,070     15,375     61,910      69,379
    Payroll and benefits            15,685     15,950     66,486      72,791
    Depreciation and amortization    2,304      2,408      9,977      10,117
    Other operating expenses        14,168     14,342     61,540      64,655
                                   -------    -------    -------     -------
Total restaurant operating expenses 47,227     48,075    199,913     216,942
                                   -------    -------    -------     -------
Income from restaurant operations    6,829      6,715     27,232      31,272
  General and administrative         3,186      3,842     15,961      18,638
  Amortization of intangibles           62        105        364         431
  Impairment of assets and
    facility closing costs             (34)       362      3,901         355
                                   -------    -------    -------     -------
Operating income                     3,615      2,406      7,006      11,848
                                   -------    -------    -------     -------
Other income (expense):
  Recovery of note receivable            -          -      3,459           -
  Interest expense                  (1,632)    (1,833)    (7,479)     (8,429)
  Gain (loss) on sale of property
    and equipment                       (8)       595        (53)      1,034
  Stock purchase expense                 -          -     (1,294)          -
  Other income (expense), net          159         (8)       992         655
                                   -------    -------    -------     -------
Total other income (expense), net   (1,481)    (1,246)    (4,375)     (6,740)
                                   -------    -------    -------     -------
Income before income taxes
  and discontinued operations        2,134      1,160      2,631       5,108
Income tax provision                 1,175        (11)     1,966       1,053
                                   -------    -------    -------     -------
Income from continuing operations      959      1,171        665       4,055
Income from discontinued
  operations                           147         30        207       1,029
                                   -------    -------    -------     -------
Net income                         $ 1,106    $ 1,201    $   872     $ 5,084
                                   =======    =======    =======     =======

Basic net income per share:
    Continuing operations             0.09       0.11       0.06        0.36
    Discontinued operations           0.01          -       0.02        0.09
                                   -------    -------    -------     -------
Basic net income per share         $  0.10    $  0.11    $  0.08     $  0.45
                                   =======    =======    =======     =======
Diluted net income per share:
    Continuing operations             0.09       0.11       0.06        0.36
    Discontinued operations           0.01          -       0.02        0.09
                                   -------    -------    -------     -------
Diluted net income per share       $  0.10    $  0.11    $  0.08     $  0.45
                                   =======    =======    =======     =======


Weighted average shares outstanding:
Basic                               11,311     11,311     11,311      11,248
                                   =======    =======    =======     =======
Diluted                             11,331     11,417     11,326      11,306
                                   =======    =======    =======     =======